UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2012

ALTISOURCE ASSET MANAGEMENT CORPORATION

(Exact name of Registrant as specified in its charter)

United States Virgin Islands	000-54809	66-0783125
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

402 Strand St.

Frederiksted, United States Virgin Islands 00840-3531

(Address of principal executive offices including zip code)

(340) 692-1055

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Departure of Certain Officers.

On November 26, 2012, David P. Durm, the General Counsel and Secretary of Altisource Asset Management Corporation (the “Company”), resigned, effective as of the same date.

In connection with Mr. Durm’s departure, the Company is entering into a Separation Agreement with Mr. Durm (the “Separation Agreement”), pursuant to which Mr. Durm will receive a one-time payment equal to six months’ base salary as severance, less applicable withholding taxes, and continue to receive Company-provided medical insurance benefits for a period of six months from November 26, 2012.  Furthermore, the Company will pay certain standard costs to relocate Mr. Durm back to the continental United States. Pursuant to the Separation Agreement, Mr. Durm will agree to release all current or future claims, known or unknown, arising on or before the date of the release against the Company and its affiliates and their respective officers, directors, employees, agents, counsel and representatives of any sort, both present and former.

(c) Appointment of Certain Officers.

Effective November 26, 2012, the Company appointed Stephen H. Gray, age 42, as General Counsel and Secretary of the Company.

Pursuant to his employment arrangement, Mr. Gray will receive, among other things, (i) a base salary of $248,000, (ii) a target incentive bonus opportunity of $152,000, dependent on performance, and (iii) standard relocation costs and benefits in connection with his relocation to St. Croix, U.S. Virgin Islands.

Upon approval by the Board of Directors of the Company, Mr. Gray also will receive restricted stock units representing 0.375% of the outstanding shares of capital stock of the Company at the time of grant, subject to the vesting requirements set forth in the Equity Incentive Plan of AAMC described in the Company’s registration statement on Form 10, as amended and filed with the Securities and Exchange Commission on November 23, 2012.

Prior to joining the Company, Mr. Gray was General Counsel and Secretary of LaBranche & Co Inc., a publicly traded financial services company in New York, New York, from May 2004 to December 2011, and was a consulting attorney for The Nielsen Company, a global information and measurement company, during 2012.  From June 1998 to May 2004, Mr. Gray was a corporate and securities attorney at the law firm Fulbright & Jaworski L.L.P. in New York, New York, specializing in, among other things, securities offerings, mergers and acquisitions and general corporate reporting for public and private companies. From January 1996 to June 1998, he was a corporate and securities attorney at the law firm Brock, Silverstein & McAuliffe, LLC, in New York, New York.  He holds a Bachelor of Arts in History from Hobart College and a Juris Doctorate from Widener University School of Law.

There are no family relationships among Mr. Gray and any of the Company’s directors and executive officers.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2012

Altisource Asset Management Corporation

By:	/s/ William C. Erbey
Name:	William C. Erbey
Title:	Chairman

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